                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22120
                                                     ---------

        Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: January 31
                                                ----------

                       Date of reporting period: 4/30/2012
                                                 ---------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

                                                                 SHARES         VALUE
                                                                ---------    ------------
INVESTMENT COMPANIES--98.9%(1)
DOMESTIC FIXED INCOME FUNDS--72.6%
Oppenheimer Core Bond Fund, Cl. Y(2)                            7,251,180    $ 48,945,466
Oppenheimer Master Loan Fund, LLC                                 922,342      11,511,578
                                                                             ------------
                                                                               60,457,044
FOREIGN FIXED INCOME FUND--23.6%
Oppenheimer International Bond Fund, Cl. Y                      3,085,044      19,682,584
MONEY MARKET FUND--2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%(3)    2,205,722       2,205,722
Total Investments, at Value (Cost $78,704,116)                       98.9%     82,345,350
Other Assets Net of Liabilities                                       1.1         929,367
                                                                ---------    ------------
Net Assets                                                          100.0%   $ 83,274,717
                                                                =========    ============

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES          GROSS      GROSS         SHARES
                                                    JANUARY 31, 2012   ADDITIONS  REDUCTIONS  APRIL 30, 2012
                                                    -----------------  ---------  ----------  --------------
Oppenheimer Core Bond Fund, Cl. Y                           6,967,239    613,934     329,993       7,251,180
Oppenheimer Institutional Money Market Fund, Cl. E          1,986,487  6,627,144   6,407,909       2,205,722
Oppenheimer International Bond Fund, Cl. Y                  2,976,457    234,355     125,768       3,085,044
Oppenheimer Master Loan Fund, LLC                             910,988     69,327      57,973         922,342

                                                                                            REALIZED
                                                                    VALUE        INCOME       LOSS
                                                                ------------   ---------    ---------
Oppenheimer Core Bond Fund, Cl. Y                               $ 48,945,466   $ 552,545    $ 167,110
Oppenheimer Institutional Money Market
Fund, Cl. E                                                        2,205,722       1,376            -
Oppenheimer International Bond Fund, Cl. Y                        19,682,584     204,499       45,173
Oppenheimer Master Loan Fund, LLC                                 11,511,578     210,941(a)    32,241(a)
                                                                ------------   ---------    ---------
                                                                $ 82,345,350   $ 969,361    $ 244,524
                                                                ============   =========    =========

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
2. See the underlying fund's Statement of Investments and the accompanying Notes included herein.
3. Rate shown is the 7-day yield as of April 30, 2012.

NOTES TO STATEMENT OF INVESTMENTS

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company,

      1 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the "Master Fund"). The Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund's investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund's expenses, including its management fee.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the

      2 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts as of April 30, 2012 based on valuation input level:

                                                            LEVEL 3--
                           LEVEL 1--        LEVEL 2--     SIGNIFICANT
                          UNADJUSTED   OTHER SIGNIFICANT  UNOBSERVABLE
                        QUOTED PRICES  OBSERVABLE INPUTS     INPUTS          VALUE
                        -------------  -----------------  -------------  ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies    $  70,833,772  $      11,511,578  $          --  $ 82,345,350
                        -------------  -----------------  -------------  ------------
Total Assets            $  70,833,772  $      11,511,578  $          --  $ 82,345,350
                        -------------  -----------------  -------------  ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities  $     87,984,033
                                ================
Gross unrealized appreciation   $      6,002,699
Gross unrealized depreciation        (11,641,382)
                                ----------------
Net unrealized depreciation     $     (5,638,683)
                                ================

      3 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT        VALUE
                                                             -----------  -----------
ASSET-BACKED SECURITIES--9.9%

AESOP Funding II LLC, Automobile Receivables Nts.,
Series 2011-1A, Cl. A, 1.85%, 11/20/13(1)                    $ 1,460,000  $ 1,464,584

Ally Master Owner Trust 2010-1, Asset-Backed Certificates,
Series 2010-1, Cl. A, 1.992%, 1/15/15(1),(2)                   1,245,000    1,259,776

Ally Master Owner Trust 2010-3, Asset-Backed Certificates,
Series 2010-3, Cl. A, 2.88%, 4/15/15(1)                        4,595,000    4,678,645

Ally Master Owner Trust, Asset-Backed Nts., Series 2011-1,
Cl. A2, 2.15%, 1/15/16                                         1,595,000    1,629,639

Ally Master Owner Trust, Automobile Receivables Nts.,
Series 2011-4, Cl. A2, 1.54%, 9/15/16                          3,295,000    3,317,670

AmeriCredit Automobile Receivables Trust 2009-1,
Automobile Receivables-Backed Nts., Series 2009-1,
Cl. A3, 3.04%, 10/15/13                                          184,359      185,103

AmeriCredit Automobile Receivables Trust 2010-1,
Automobile Receivables-Backed Nts., Series 2010-1,
Cl. D, 6.65%, 7/17/17                                          1,995,000    2,173,878

AmeriCredit Automobile Receivables Trust 2010-2,               2,800,000    2,946,063
Automobile Receivables-Backed Nts.:
Series 2010-2, Cl. C, 4.52%, 10/8/15
Series 2010-2, Cl. D, 6.24%, 6/8/16                            1,670,000    1,830,572

AmeriCredit Automobile Receivables Trust 2010-3,
Automobile Receivables-Backed Nts., Series 2010-3,
Cl. A2, 0.77%, 12/9/13                                           865,641      865,874

AmeriCredit Automobile Receivables Trust 2010-4,
Automobile Receivables-Backed Nts.,
Series 2010-4, Cl. D, 4.20%, 11/8/16                           4,965,000    5,214,142

AmeriCredit Automobile Receivables Trust 2011-1,
Automobile Receivables-Backed Nts., Series 2011-1,
Cl.D, 4.26%, 2/8/17                                              720,000      757,927

AmeriCredit Automobile Receivables Trust 2011-2,                 675,000      680,841
Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15
Series 2011-2, Cl. B, 2.33%, 3/8/16                            2,817,000    2,865,349
Series 2011-2, Cl. D, 4%, 5/8/17                               2,560,000    2,686,956

AmeriCredit Automobile Receivables Trust 2011-4,
Automobile Receivables-Backed Nts., Series 2011-4,
Cl. D, 4.08%, 7/10/17                                          3,995,000    3,999,952

AmeriCredit Automobile Receivables Trust 2011-5,               2,515,000    2,541,802
Automobile Receivables-Backed Nts.:
Series 2011-5, Cl. D, 1.55%, 7/8/16
Series 2011-5, Cl. D, 5.05%, 12/8/17                           2,760,000    2,872,164

AmeriCredit Prime Automobile Receivables Trust 2010-2,
Automobile Receivables Nts.,
Series 2010-2, Cl. A2, 1.22%, 10/8/13                                825          825

Avis Budget Rental Car Funding AESOP LLC,
Automobile Receivable Nts.:                                    2,975,000    3,020,513
Series 2011-2A, Cl. A, 2.37%, 11/20/14(1)
Series 2012-1A, Cl. A, 2.044%, 8/20/16(1)                      2,235,000    2,240,453

Centre Point Funding LLC, Asset-Backed Nts., Series
2010-1A, Cl. 1, 5.43%, 7/20/15(1)                                566,659      594,023

      4 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                               AMOUNT        VALUE
                                                             -----------  -----------
Citibank Credit Card Issuance Trust, Credit Card             $   460,000  $   479,987
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15

Citibank Omni Master Trust, Credit Card Receivables:           5,555,000    6,100,649
Series 2009-A13, Cl. A13, 5.35%, 8/15/18(1)
Series 2009-A17, Cl. A17, 4.90%, 11/15/18(1)                   4,790,000    5,247,992

CNH Wholesale Master Note Trust 2011-1, Equipment Nts.,
Series 2011-1, Cl. 1A, 1.042%, 1/20/41(2)                      1,945,000    1,946,762

Credit Acceptance Auto Loan Trust, Automobile Receivable
Nts., Series 2012-1A, Cl. A, 2.20%, 9/16/19(1)                 1,675,000    1,674,665

DSC Floorplan Master Owner Trust, Automobile Receivable
Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16                     2,440,000    2,476,136

DT Auto Owner Trust 2009-1, Automobile Receivable Nts.,
Series 2009-1, Cl. A1, 2.98%, 10/15/15(1)                        702,552      704,952

DT Auto Owner Trust 2011-1A, Automobile Receivable Nts.,
Series 2011-1A, Cl. C, 3.05%, 8/15/15(1)                       3,420,000    3,430,770

DT Auto Owner Trust 2011-2A, Automobile Receivable Nts.,
Series 2011-2A, Cl. C, 3.05%, 7/15/13(1)                         850,000      849,577

DT Auto Owner Trust 2011-3A, Automobile Receivable Nts.,
Series 2011-3A, Cl. C, 4.03%, 12/15/41(1)                      2,775,000    2,777,830

Exeter Automobile Receivables Trust, Automobile
Receivable Nts., Series 2012-1A, Cl. A, 2.02%, 8/15/16(3)      2,346,136    2,345,643

First Investors Auto Owner Trust 2011-1, Automobile
Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15         1,423,779    1,422,922

Ford Credit Floorplan Master Owner Trust 2011-1,
Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16       2,940,000    3,008,892

Ford Credit Floorplan Master Owner Trust, Automobile
Receivable Nts., Series 2012-1, Cl. A, 0.712%, 1/15/16(2)      4,475,000    4,492,235

GE Dealer Floorplan Master Note Trust, Asset-Backed
Securities, Series 2009-2A, Cl. A, 2.024%, 10/20/14(1),(2)       915,000      922,463

Hertz Vehicle Financing LLC, Automobile Receivable Nts.,
Series 2010-1A, Cl. A1, 2.60%, 2/25/15(1)                      2,900,000    2,952,835

MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 1.592%, 3/15/16(2)        2,900,000    2,922,036

Rental Car Finance Corp., Automobile Receivable Nts.,
Series 2011-1A, Cl. A1, 2.51%, 2/25/16(1)                      2,155,000    2,157,446

Santander Drive Auto Receivables Trust 2010-2,
Automobile Receivables Nts., Series 2010-2, Cl. A2,
0.95%, 8/15/13                                                   621,602      621,732

Santander Drive Auto Receivables Trust 2010-3,
Automobile Receivables Nts., Series 2010-3, Cl. C,
3.06%, 11/15/17                                                2,950,000    2,959,139

Santander Drive Auto Receivables Trust 2010-A,                   782,224      783,474
Automobile Receivables Nts.:
Series 2010-A, Cl. A2, 1.37%, 8/15/13(1)
Series 2010-A, Cl. A3, 1.83%, 11/17/14(1)                      5,470,000    5,510,295

Santander Drive Auto Receivables Trust 2011-1,
Automobile Receivables Nts., Series 2011-1, Cl. D,
4.01%, 2/15/17                                                 2,880,000    2,892,590

Santander Drive Auto Receivables Trust 2011-4,
Automobile Receivables Nts., Series 2011-4, Cl. A3,
1.64%, 9/15/15                                                 1,665,000    1,669,936

Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts.,
Series 2011-S1A, Cl. D, 3.10%, 5/15/17(3)                      2,648,519    2,642,321

      5 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
Santander Drive Auto Receivables Trust 2011-S2A,             $   2,177,699   $  2,174,977
Automobile Receivables Nts., Series 2011-S2A, Cl. D,
3.35%, 6/15/17(1)

Santander Drive Auto Receivables Trust 2012-1,
Automobile Receivables Nts., Series 2012-1, Cl. A2,
1.25%, 4/15/15                                                   2,240,000      2,240,358

Santander Drive Auto Receivables Trust 2012-2,
Automobile Receivables Nts., Series 2012-2, Cl. D, 5%,
2/15/18                                                          3,345,000      3,352,694

Westlake Automobile Receivables Trust 2011-1, Automobile
Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14(1)       1,285,000      1,287,953
                                                                             ------------
Total Asset-Backed Securities (Cost $119,174,723)                             119,876,012

MORTGAGE-BACKED OBLIGATIONS--62.3%

GOVERNMENT AGENCY--50.0%

FHLMC/FNMA/FHLB/SPONSORED--49.6%
Federal Home Loan Mortgage Corp.:
4.50%, 4/1/42(4)                                                22,100,000    23,439,813
5.50%, 9/1/39                                                    6,656,227     7,250,054
6%, 5/15/18-11/1/37                                              1,820,245     2,013,006
6.50%, 4/15/18-4/1/34                                            1,972,413     2,173,340
7%, 7/15/21-10/1/37                                              8,165,245     9,546,923
8%, 4/1/16                                                         146,832       158,759
9%, 4/14/17-5/1/25                                                  53,772        62,009
12.50%, 5/15/14                                                        119           120

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.             15,012         17,422
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21
Series 1590, Cl. IA, 1.30%, 10/15/23(2)                          2,152,025      2,200,617
Series 2034, Cl. Z, 6.50%, 2/15/28                                  16,377         18,781
Series 2043, Cl. ZP, 6.50%, 4/15/28                              2,221,946      2,587,579
Series 2046, Cl. G, 6.50%, 4/15/28                               1,309,908      1,501,371
Series 2053, Cl. Z, 6.50%, 4/15/28                                  16,327         18,727
Series 2063, Cl. PG, 6.50%, 6/15/28                              1,108,789      1,272,107
Series 2145, Cl. MZ, 6.50%, 4/15/29                                417,196        476,170
Series 2148, Cl. ZA, 6%, 4/15/29                                   690,259        780,166
Series 2195, Cl. LH, 6.50%, 10/15/29                               996,339      1,143,531
Series 2326, Cl. ZP, 6.50%, 6/15/31                                299,588        345,136
Series 2341, Cl. FP, 1.142%, 7/15/31(2)                            492,850        503,521
Series 2399, Cl. PG, 6%, 1/15/17                                   352,131        378,109
Series 2423, Cl. MC, 7%, 3/15/32                                 1,479,916      1,755,114
Series 2453, Cl. BD, 6%, 5/15/17                                   334,488        360,318
Series 2461, Cl. PZ, 6.50%, 6/15/32                              2,508,427      2,894,715
Series 2463, Cl. F, 1.242%, 6/15/32(2)                           2,696,201      2,759,976
Series 2500, Cl. FD, 0.742%, 3/15/32(2)                            164,150        165,519
Series 2526, Cl. FE, 0.642%, 6/15/29(2)                            219,767        220,826
Series 2551, Cl. FD, 0.642%, 1/15/33(2)                            469,023        471,257
Series 2676, Cl. KY, 5%, 9/15/23                                 3,885,570      4,273,620
Series 3019, Cl. MD, 4.75%, 1/1/31                                 151,509        151,484
Series 3025, Cl. SJ, 23.864%, 8/15/35(2)                           544,620        853,422
Series 3094, Cl. HS, 23.497%, 6/15/34(2)                           854,384      1,229,282
Series 3242, Cl. QA, 5.50%, 3/1/30                                  78,940         78,927
Series 3822, Cl. JA, 5%, 6/1/40                                  4,623,233      4,971,680
Series 3848, Cl. WL, 4%, 4/1/40                                  3,498,742      3,680,012

      6 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED

Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 183, Cl. IO, 15.769%, 4/1/27(5)                       $     934,687   $    206,124
Series 192, Cl. IO, 12.577%, 2/1/28(5)                             113,243         21,767
Series 206, Cl. IO, 0%, 12/1/29(5),(6)                             154,553         35,235
Series 2129, Cl. S, 16.327%, 2/15/29(5)                          1,222,973        214,703
Series 2130, Cl. SC, 50.569%, 3/15/29(5)                           330,029         62,009
Series 2134, Cl. SB, 62.116%, 3/15/29(5)                           338,115         67,778
Series 2422, Cl. SJ, 60.317%, 1/15/32(5)                         1,368,715        279,697
Series 243, Cl. 6, 0.583%, 12/15/32(5)                             861,317        194,932
Series 2493, Cl. S, 72.856%, 9/15/29(5)                             89,190         19,685
Series 2527, Cl. SG, 53.975%, 2/15/32(5)                            60,628            151
Series 2531, Cl. ST, 99.999%, 2/15/30(5)                           492,444          9,085
Series 2601, Cl. GS, 40.714%, 11/15/17(5)                        1,107,888         67,423
Series 2796, Cl. SD, 63.409%, 7/15/26(5)                           525,771         94,076
Series 2802, Cl. AS, 87.773%, 4/15/33(5)                           726,559         45,624
Series 2920, Cl. S, 66.504%, 1/15/35(5)                          2,075,525        411,977
Series 3005, Cl. WI, 25.516%, 7/15/35(5)                         4,876,816        607,194
Series 3110, Cl. SL, 99.999%, 2/15/26(5)                           830,309        106,451
Series 3450, Cl. BI, 10.188%, 5/15/38(5)                         9,334,471      1,297,790
Series 3451, Cl. SB, 15.774%, 5/15/38(5)                         8,363,216      1,036,478
Series 3662, Cl. SM, 24.714%, 10/15/32(5)                        6,894,958        942,143

Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
3.876%, 6/1/26(7)                                                  123,004        108,687

Federal National Mortgage Assn.:                                47,090,000     47,752,203
2.50%, 4/1/27(4)
3.50%, 4/1/27(4)                                                24,160,000     25,345,350
4%, 4/1/27-4/1/42(4)                                            56,790,000     59,591,627
4.50%, 4/1/27-4/1/42(4)                                         74,540,000     79,365,186
5%, 4/1/42(4)                                                   62,341,000     67,347,774
5.50%, 12/25/18                                                      3,828          4,177
5.50%, 4/1/27-4/1/42(4)                                         36,783,500     40,081,409
6%, 5/25/20                                                        497,264        537,970
6%, 4/1/42(4)                                                   14,880,000     16,395,904
6.50%, 6/25/17-11/25/31                                         10,981,191     12,367,254
7%, 9/25/14-4/1/34                                               5,173,709      5,879,392
7.50%, 1/1/33-8/25/33                                            5,363,542      6,392,095
8.50%, 7/1/32                                                       17,646         21,554

Federal National Mortgage Assn., 15 yr., 3%, 4/1/27(4)          52,040,000     53,885,791

Federal National Mortgage Assn., 30 yr., 3.50%, 4/1/42(4)        9,185,000      9,434,717

Federal National Mortgage Assn., Gtd. Real Estate Mtg.               1,890          1,911
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23                             368,156        415,586
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                               312,558        356,321
Trust 1996-35, Cl. Z, 7%, 7/25/26                                  104,583        122,789
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                             632,453        725,087

      7 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED

Trust 1998-61, Cl. PL, 6%, 11/25/28                          $     841,347   $    950,305
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                           1,240,838      1,421,459
Trust 1999-60, Cl. PG, 7.50%, 12/25/29                           4,947,081      5,872,297
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                           1,298,972      1,508,691
Trust 2002-10, Cl. FB, 0.742%, 3/25/17(2)                          114,554        115,410
Trust 2002-16, Cl. PG, 6%, 4/25/17                                 657,339        711,577
Trust 2002-2, Cl. UC, 6%, 2/25/17                                  393,816        422,741
Trust 2002-56, Cl. FN, 1.242%, 7/25/32(2)                          726,282        743,509
Trust 2003-130, Cl. CS, 13.617%, 12/25/33(2)                     3,833,947      4,496,827
Trust 2003-21, Cl. FK, 0.642%, 3/25/33(2)                          223,945        225,018
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                            1,492,000      1,659,403
Trust 2004-101, Cl. BG, 5%, 1/25/20                              1,730,069      1,854,826
Trust 2004-9, Cl. AB, 4%, 7/1/17                                   780,578        784,397
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                          5,073,000      5,631,147
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                         10,000,000     11,358,606
Trust 2005-30, Cl. CU, 5%, 4/1/29                                   78,433         78,447
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                            2,480,000      2,982,770
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                            1,260,000      1,376,857
Trust 2006-50, Cl. SK, 23.314%, 6/25/36(2)                       1,314,328      2,060,372
Trust 2009-36, Cl. FA, 1.182%, 6/25/37(2)                        3,579,560      3,633,362
Trust 2009-37, Cl. HA, 4%, 4/1/19                                4,093,406      4,333,335
Trust 2009-70, Cl. PA, 5%, 8/1/35                                4,086,072      4,203,500
Trust 2011-15, Cl. DA, 4%, 3/1/41                                1,978,106      2,075,627
Trust 2011-3, Cl. KA, 5%, 4/1/40                                 3,393,836      3,711,900

Federal National Mortgage Assn., Interest-Only Stripped            534,065        105,910
Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 64.572%, 3/17/31(5)
Trust 2001-61, Cl. SE, 36.247%, 11/18/31(5)                        656,767        135,792
Trust 2001-65, Cl. S, 39.971%, 11/25/31(5)                       1,471,091        285,861
Trust 2001-81, Cl. S, 30.59%, 1/25/32(5)                           200,771         42,270
Trust 2002-12, Cl. SB, 47.716%, 7/25/31(5)                         320,717         66,158
Trust 2002-2, Cl. SW, 53.248%, 2/25/32(5)                          386,099         75,639
Trust 2002-38, Cl. SO, 51.516%, 4/25/32(5)                         167,424         32,303
Trust 2002-41, Cl. S, 71.875%, 7/25/32(5)                        1,716,150        358,023
Trust 2002-47, Cl. NS, 36.384%, 4/25/32(5)                         571,449        115,927
Trust 2002-5, Cl. SD, 65.015%, 2/25/32(5)                          321,230         70,381
Trust 2002-51, Cl. S, 36.644%, 8/25/32(5)                          524,700        106,443
Trust 2002-52, Cl. SD, 40.672%, 9/25/32(5)                         667,220        138,052
Trust 2002-60, Cl. SM, 36.602%, 8/25/32(5)                       2,178,474        365,985
Trust 2002-60, Cl. SY, 6.776%, 4/25/32(5)                        1,881,715         53,152
Trust 2002-64, Cl. SD, 11.907%, 4/25/27(5)                         663,933        146,963
Trust 2002-7, Cl. SK, 39.161%, 1/25/32(5)                        1,285,025        216,008
Trust 2002-75, Cl. SA, 36.482%, 11/25/32(5)                      1,150,465        206,299
Trust 2002-77, Cl. BS, 32.522%, 12/18/32(5)                      2,300,065        410,954
Trust 2002-77, Cl. IS, 47.419%, 12/18/32(5)                        285,240         59,498
Trust 2002-77, Cl. JS, 28.715%, 12/18/32(5)                      2,145,365        364,696
Trust 2002-77, Cl. SA, 30.62%, 12/18/32(5)                       2,072,129        371,473
Trust 2002-77, Cl. SH, 41.549%, 12/18/32(5)                        291,001         60,270

      8 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED

Trust 2002-84, Cl. SA, 43.714%, 12/25/32(5)                  $     304,335   $     55,168
Trust 2002-89, Cl. S, 62.662%, 1/25/33(5)                        2,560,321        539,978
Trust 2002-9, Cl. MS, 33.53%, 3/25/32(5)                            17,590          3,577
Trust 2002-90, Cl. SN, 38.449%, 8/25/32(5)                       1,982,124        332,968
Trust 2002-90, Cl. SY, 44.732%, 9/25/32(5)                         967,464        162,600
Trust 2003-14, Cl. OI, 16.088%, 3/25/33(5)                       3,909,441        800,777
Trust 2003-26, Cl. IK, 9.489%, 4/25/33(5)                        1,343,103        242,888
Trust 2003-33, Cl. SP, 42.058%, 5/25/33(5)                       1,949,023        287,514
Trust 2003-4, Cl. S, 37.40%, 2/25/33(5)                            596,378         97,735
Trust 2003-52, Cl. NS, 50.953%, 6/25/23(5)                       8,666,023      1,212,727
Trust 2003-89, Cl. XS, 99.999%, 11/25/32(5)                      1,405,040         58,288
Trust 2004-54, Cl. DS, 50.663%, 11/25/30(5)                        138,596         25,513
Trust 2004-56, Cl. SE, 19.76%, 10/25/33(5)                       2,417,746        384,046
Trust 2005-40, Cl. SA, 60.984%, 5/25/35(5)                       1,263,306        241,857
Trust 2005-6, Cl. SE, 78.739%, 2/25/35(5)                        1,806,675        311,818
Trust 2005-71, Cl. SA, 66.973%, 8/25/25(5)                       2,184,103        296,220
Trust 2005-93, Cl. SI, 24.006%, 10/25/35(5)                      2,165,632        309,298
Trust 2006-129, Cl. SM, 27.13%, 1/25/37(5)                       6,940,007      1,068,348
Trust 2006-53, Cl. US, 20.197%, 6/25/36(5)                         191,291         25,603
Trust 2008-46, Cl. EI, 9.748%, 6/25/38(5)                        9,307,303      1,326,510
Trust 2008-55, Cl. SA, 23.707%, 7/25/38(5)                       4,964,913        685,455
Trust 2008-67, Cl. KS, 62.833%, 8/25/34(5)                       5,603,210        446,249
Trust 2009-8, Cl. BS, 17.59%, 2/25/24(5)                         5,489,594        590,818
Trust 222, Cl. 2, 24.451%, 6/1/23(5)                               943,555        195,250
Trust 247, Cl. 2, 47.392%, 10/1/23(5)                               94,495         21,715
Trust 252, Cl. 2, 36.539%, 11/1/23(5)                              910,826        201,519
Trust 254, Cl. 2, 31.113%, 1/1/24(5)                             1,656,304        361,016
Trust 2682, Cl. TQ, 99.999%, 10/15/33(5)                         2,316,869        430,384
Trust 2981, Cl. BS, 99.999%, 5/15/35(5)                          4,162,927        717,093
Trust 301, Cl. 2, 1.876%, 4/1/29(5)                                505,660         94,065
Trust 303, Cl. IO, 6.756%, 11/1/29(5)                               77,502         16,814
Trust 319, Cl. 2, 4.611%, 2/1/32(5)                                423,824         81,796
Trust 320, Cl. 2, 10.173%, 4/1/32(5)                             6,182,959      1,166,148
Trust 321, Cl. 2, 5.024%, 4/1/32(5)                              1,172,968        215,345
Trust 324, Cl. 2, 0.464%, 7/1/32(5)                                552,023        104,270
Trust 331, Cl. 9, 9.188%, 2/1/33(5)                              3,599,865        717,547
Trust 334, Cl. 14, 12.506%, 2/1/33(5)                            3,217,117        645,786
Trust 334, Cl. 15, 7.487%, 2/1/33(5)                             2,313,024        449,211
Trust 334, Cl. 17, 20.605%, 2/1/33(5)                              124,511         26,349
Trust 339, Cl. 12, 2.476%, 7/1/33(5)                             3,171,100        625,999
Trust 339, Cl. 7, 0%, 7/1/33(5),(6)                              3,530,830        553,815
Trust 343, Cl. 13, 9.902%, 9/1/33(5)                             3,367,137        551,960
Trust 343, Cl. 18, 15.01%, 5/1/34(5)                             2,226,166        385,622
Trust 345, Cl. 9, 99.999%, 1/1/34(5)                             1,986,712        279,780
Trust 351, Cl. 10, 10.519%, 4/1/34(5)                            1,369,546        217,319

      9 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 351, Cl. 8, 5.137%, 4/1/34(5)                          $   2,209,992   $    356,668
Trust 356, Cl. 10, 0%, 6/1/35(5),(6)                             1,812,564        284,139
Trust 356, Cl. 12, 0%, 2/1/35(5),(6)                               908,714        141,260
Trust 362, Cl. 13, 1.371%, 8/1/35(5)                             2,153,264        406,000
Trust 364, Cl. 16, 5.673%, 9/1/35(5)                             3,139,873        555,777
Trust 365, Cl. 16, 9.176%, 3/1/36(5)                             2,453,976        427,678

Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.383%,
9/25/23(7)                                                         299,404        251,425
                                                                             ------------
                                                                              597,594,664

GNMA/GUARANTEED--0.4%
Government National Mortgage Assn.:
1.625%, 8/8/25-7/1/27(2)                                            13,054         13,497
8.50%, 8/1/17-12/15/17                                              81,805         92,607
10.50%, 12/29/17                                                     6,686          6,898
11%, 11/8/19                                                        11,451         12,791
12%, 5/29/14                                                            75             76

Government National Mortgage Assn. , Interest-Only
Stripped Mtg.-Backed Security, Series 2004-11, Cl. SM,
78.688%, 1/17/30(5)                                                147,653         32,073

Government National Mortgage Assn., Interest-Only                  685,450        125,982
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 90.664%, 1/16/27(5)
Series 2002-15, Cl. SM, 78.706%, 2/16/32(5)                        759,863        144,176
Series 2002-41, Cl. GS, 43.483%, 6/16/32(5)                        531,734        116,313
Series 2002-76, Cl. SY, 82.714%, 12/16/26(5)                       364,192         72,665
Series 2007-17, Cl. AI, 21.527%, 4/16/37(5)                      3,913,715        796,044
Series 2011-52, Cl. HS, 7.51%, 4/16/41(5)                       11,564,680      2,714,375
                                                                             ------------
                                                                                4,127,497

NON-AGENCY--12.3%

COMMERCIAL--8.0%

Asset Securitization Corp., Commercial Interest-Only
Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1,
1.486%, 4/14/29(5)                                               2,843,556        132,436

Banc of America Commercial Mortgage Trust 2007-1,
Commercial Mtg. Pass-Through Certificates, Series
2007-1, Cl. A4, 5.451%, 1/1/49                                   5,399,000      6,108,121

Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4,
5.633%, 6/1/49(2)                                                2,460,000      2,742,401

Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through
Certificates, Series 2007-4, Cl. 22A1, 5.589%, 6/1/47(2)         2,921,782      2,128,673

Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17, Commercial Mtg. Pass-Through Certificates,
Series 2007-PWR17, Cl. AM, 5.898%, 6/1/50(2)                     2,880,000      3,027,204

Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates, Series
1997-CTL1, 0%, 6/22/24(1),(5),(6)                                1,099,790         54,880

CFCRE Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2011-C1, Cl. A1,
1.871%, 4/1/44(1)                                                  780,911        784,802

      10 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
COMMERCIAL CONTINUED

CHL Mortgage Pass-Through Trust 2007-J3, Mtg.                $   1,178,685   $    945,115
Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%,
7/1/37

Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial                  595,559        601,301
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49                         3,310,000      3,634,276

Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Interest-Only Stripped
Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.719%,
9/1/20(1),(5)                                                     27,810,979      1,931,194

First Horizon Alternative Mortgage Securities Trust
2004-FA2, Mtg. Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                                   2,139,250      2,050,451

First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                1,772,995      1,127,649

Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through
Certificates, Series 2006-GG7, Cl. AM, 5.883%, 7/1/38(2)         5,600,000      5,848,184

Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49          5,265,000      5,835,044

Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39            3,155,000      3,142,642

GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44             2,023,313      2,065,142

GS Mortgage Securities Trust 2006-GG6, Commercial Mtg.
Pass-Through Certificates, Series 2006-GG6, Cl. AM,
5.622%, 4/1/38                                                   2,739,112      2,833,752

GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through
Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35            2,079,520      2,029,952

IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg.
Pass-Through Certificates, Series 2005-AR23, Cl. 6A1,
5.051%, 11/1/35(2)                                               3,886,141      2,855,882

JPMorgan Chase Commercial Mortgage Securities Corp.,             3,980,000      4,145,096
Commercial Mtg. Pass-Through Certificates:
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(3)                      232,946        236,440
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                           945,000      1,052,075
Series 2011-C3, Cl. A1, 1.875%, 2/1/46(1)                        2,332,478      2,356,251

JPMorgan Chase Commercial Mortgage Securities Trust
2007-LD11, Commercial Mtg. Pass-Through Certificates,
Series 2007-LD11, Cl. A4, 5.816%, 6/1/49(2)                      5,100,000      5,611,178

JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37               3,370,091      2,919,722

LB-UBS Commercial Mortgage Trust 2007-C1, Commercial
Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2,
5.318%, 2/11/40                                                    957,332        957,266

LB-UBS Commercial Mortgage Trust 2007-C6, Commercial
Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4,
5.858%, 7/11/40                                                  5,595,000      6,357,145

      11 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
COMMERCIAL CONTINUED

Lehman Brothers Commercial Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series
1998-C1, Cl. IO, 0%, 2/18/30(5),(6)                          $   2,001,720   $     29,574

Lehman Structured Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 2002-GE1, Cl. A,
2.514%, 7/1/24(1)                                                   84,293         66,052

Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34               1,182,147      1,216,247

Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg.
Pass-Through Certificates, Series 2006-C2, Cl. AM,
5.782%, 8/1/43                                                   2,800,000      2,912,472

Morgan Stanley Capital I Trust 2007-IQ15, Commercial
Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl.
AM, 5.882%, 6/1/49(2)                                            3,115,000      3,087,610

Salomon Brothers Mortgage Securities VII, Inc.,
Interest-Only Commercial Mtg. Pass-Through Certificates,
Series 1999-C1,
Cl. X, 0%, 5/18/32(5),(6)                                       26,941,159         53,424

Structured Adjustable Rate Mortgage Loan Trust, Mtg.
Pass-Through Certificates, Series 2007-6, Cl. 3A1,
4.957%, 7/1/37(2)                                                3,544,185      2,387,002

Wachovia Bank Commercial Mortgage Trust 2006-C28,
Commercial Mtg. Pass-Through Certificates, Series
2006-C28, Cl. A4, 5.572%, 10/1/48                                1,640,000      1,827,010

Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates, Series
2006-C29, Cl. A2, 5.275%, 11/15/48                                 136,676        137,456

Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 5/1/46                                 2,965,000      3,378,457

WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR14, Cl.
1A4, 2.46%, 12/1/35(2)                                           2,002,442      1,754,112

Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4,
5.771%, 4/1/37(2)                                                1,138,863        998,195

Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1,
6.021%, 11/1/37(2)                                               2,682,667      2,210,031

WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series
2011-C3, Cl. XA, 8.956%, 3/1/44(5)                              28,597,528      2,523,403
                                                                             ------------
                                                                               96,095,319

MULTIFAMILY--0.8%

Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through
Certificates, Series 2005-10, Cl. A3, 2.689%, 10/1/35(2)         2,094,997      1,695,045

Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg.
Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A,
5.652%, 6/1/36(2)                                                2,449,929      2,163,552

JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through
Certificates, Series 2007-A3, Cl. 3A2M, 5.178%, 5/1/37(2)          573,677        499,398

      12 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
MULTIFAMILY CONTINUED

Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,       $   4,334,465   $  3,809,851
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
2A3, 2.631%, 3/1/36(2)

Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR6, Cl.
3A1, 2.668%, 3/25/36(2)                                          2,513,659      2,151,337
                                                                             ------------
                                                                               10,319,183

OTHER--0.5%

Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39            5,115,000      5,650,331

Salomon Brothers Mortgage Securities VI, Inc.,
Interest-Only Stripped Mtg.-Backed Security, Series
1987-3, Cl. B, 69.60%, 10/23/17(5)                                     483             39

Salomon Brothers Mortgage Securities VI, Inc.,
Principal-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A, 0.84%, 10/23/17(7)                               715            701
                                                                             ------------
                                                                                5,651,071

RESIDENTIAL--3.0%

Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM,
5.791%, 2/1/51(2)                                                3,075,000      3,087,251

Banc of America Funding 2007-C Trust, Mtg. Pass-Through
Certificates, Series 2007-C, Cl. 1A4, 5.538%, 5/1/36(2)            945,000        903,970

Carrington Mortgage Loan Trust, Asset-Backed
Pass-Through Certificates, Series 2006-FRE1, Cl. A2,
0.352%, 7/25/36(2)                                               1,466,704      1,352,818

Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed
Certificates, Series 2003-2, Cl. 2A2, 0.802%, 2/25/33(2)           533,596        484,099

CHL Mortgage Pass-Through Trust 2005-29, Mtg.
Pass-Through Certificates, Series 2005-29, Cl. A1,
5.75%, 12/1/35                                                   1,025,051        900,503

CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                           1,506,031      1,473,320

Countrywide Alternative Loan Trust 2005-21CB, Mtg.
Pass-Through Certificates, Series 2005-21CB, Cl. A7,
5.50%, 6/1/35                                                    3,871,920      3,261,380

Countrywide Alternative Loan Trust 2005-29CB, Mtg.
Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%,
7/1/35                                                           2,533,091      1,880,938

Countrywide Alternative Loan Trust 2007-19, Mtg.
Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%,
8/1/37                                                           2,246,961      1,617,363

Countrywide Home Loans, Asset-Backed Certificates:                  14,443         14,033
Series 2002-4, Cl. A1, 0.982%, 2/25/33(2)
Series 2005-16, Cl. 2AF2, 5.343%, 5/1/36(2)                      2,903,650      2,250,570

CWABS Asset-Backed Certificates Trust 2006-25,
Asset-Backed Certificates, Series 2006-25, Cl. 2A2,
0.362%, 6/25/47(2)                                               2,309,056      2,065,536

GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36                1,942,129      1,884,493

JPMorgan Alternative Loan Trust 2006-S4, Mtg.
Pass-Through Certificates, Series 2006-S4, Cl. A6,
5.71%, 12/1/36                                                   3,082,798      2,730,972

Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through
Certificates, Series 2005-A1, Cl. 2A1, 2.595%,
12/25/34(2)                                                      1,203,123      1,197,171

      13 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT           VALUE
                                                             -------------   -------------
RESIDENTIAL CONTINUED

NC Finance Trust, Collateralized Mtg. Obligation             $   1,750,658   $     140,053
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.405%, 1/25/29(3),(8)

Option One Mortgage Loan Trust 2007-5, Asset-Backed
Certificates, Series 2007-5, Cl. 2A1, 0.332%, 5/25/37(2)           219,445         217,615

Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg.
Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%,
1/1/36                                                             709,435         510,791

RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                                     354,620         367,841

RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                        324,014         220,365

RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2007-QS6, Cl. A28,
5.75%, 4/25/37                                                   1,661,530       1,067,965

Residential Asset Securitization Trust 2005-A15, Mtg.
Pass-Through Certificates, Series 2005-A15, Cl. 1A4,
5.75%, 2/1/36                                                      701,938         560,664

Residential Asset Securitization Trust 2005-A6CB, Mtg.
Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%,
6/1/35                                                             755,345         631,268

WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY5, Cl.
3A1, 5.388%, 5/1/37(2)                                           2,172,851       1,953,364

WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY6, Cl.
2A1, 5.135%, 6/25/37(2)                                          1,047,532         768,713

Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg.
Asset-Backed Pass-Through Certificates, Series 2007-PA5,
Cl. 1A1, 6.25%, 11/1/37                                          2,108,558       1,931,762

Wells Fargo Mortgage-Backed Securities 2005-9 Trust,
Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6,
5.25%, 10/25/35                                                  1,222,238       1,238,960

Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR14, Cl.
1A2, 5.669%, 10/1/36(2)                                          2,206,528       2,003,143
                                                                             -------------
                                                                                36,716,921
                                                                             -------------
Total Mortgage-Backed Obligations (Cost $731,010,868)                          750,504,655

U.S. GOVERNMENT OBLIGATIONS--4.2%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16                                                        930,000         967,433
2.375%, 1/13/22                                                  5,830,000       5,733,117
2.50%, 5/27/16                                                   1,325,000       1,408,189
5%, 2/16/17                                                      1,510,000       1,781,595
5.25%, 4/18/16                                                   2,650,000       3,100,929
5.50%, 7/18/16                                                   1,510,000       1,798,532

Federal National Mortgage Assn. Nts.:                            4,393,000       4,368,896
1.125%, 4/27/17
5.375%, 6/12/17                                                  1,711,000       2,061,656

U.S. Treasury Bonds:                                             7,700,000       9,974,511
7.50%, 11/15/16(9)
STRIPS, 3.862%, 2/15/13(10)                                      1,520,000       1,517,340

      14 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                              PRINCIPAL
                                                                AMOUNT          VALUE
                                                             -------------   ------------
U.S. Treasury Nts., 5.125%, 5/15/16(9)                       $  14,830,000   $  17,418,295
                                                                             -------------
Total U.S. Government Obligations (Cost $48,199,457)                            50,130,493

CORPORATE BONDS AND NOTES--44.2%

CONSUMER DISCRETIONARY--7.1%

AUTO COMPONENTS--0.2%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21               2,745,000       2,937,150

AUTOMOBILES--0.7%

Daimler Finance North America LLC, 2.30% Sr. Unsec.
Nts., 1/9/15(1)                                                  2,241,000       2,299,100

DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31           1,561,000       2,273,292

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21        3,306,000       3,570,979
                                                                             -------------
                                                                                 8,143,371

DIVERSIFIED CONSUMER SERVICES--0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                           3,267,000       3,585,533

HOTELS, RESTAURANTS & LEISURE--0.7%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts.,
10/15/21                                                         1,545,000       1,587,433

Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15(1)     4,793,000       5,271,087

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr.
Unsec. Unsub. Nts., 12/1/19                                        762,000         906,780
                                                                             -------------
                                                                                 7,765,300

HOUSEHOLD DURABLES--0.8%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22                   3,078,000       3,239,595

Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13          2,781,000       2,900,561

Whirlpool Corp.:                                                   971,000       1,006,591
5.50% Sr. Unsec. Unsub. Nts., 3/1/13
8% Sr. Unsec. Nts., 5/1/12                                       2,270,000       2,281,586
                                                                             -------------
                                                                                 9,428,333


LEISURE EQUIPMENT & PRODUCTS--0.2%

Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13                    2,640,000       2,761,989

MEDIA--2.3%

CBS Corp., 3.375% Sr. Unsec. Unsub. Nts., 3/1/22                 1,521,000       1,470,694

Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22                                            1,751,000       2,542,168

CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18             2,825,000       3,164,000

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:                1,694,000       1,651,259
5.15% Sr. Unsec. Nts., 3/15/42(1)
7.625% Sr. Unsec. Unsub. Nts., 5/15/16                             293,000         307,187

Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21                    3,022,000       3,271,315

Historic TW, Inc., 9.125% Debs., 1/15/13                           922,000         978,741

Interpublic Group of Cos., Inc. (The):                             888,000         870,950
4% Sr. Nts., 3/15/22
6.25% Sr. Unsec. Nts., 11/15/14                                  1,368,000       1,497,960
10% Sr. Unsec. Nts., 7/15/17                                     2,881,000       3,313,150

News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41               1,048,000       1,201,221

Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33       1,542,000       2,060,832

Virgin Media Secured Finance plc:                                1,675,000       1,803,188
5.25% Sr. Sec. Nts., 1/15/21

      15 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                                                 PRINCIPAL
                                                                                   AMOUNT           VALUE
                                                                                -------------   -------------
MEDIA CONTINUED

6.50% Sr. Sec. Nts., 1/15/18                                                    $   3,389,000   $   3,698,246
                                                                                                -------------
                                                                                                   27,830,911

MULTILINE RETAIL--0.6%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21                              1,535,000       1,607,612
Macy's Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14                        4,811,000       5,275,921
                                                                                                -------------
                                                                                                    6,883,533

SPECIALTY RETAIL--1.1%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21                                       2,994,000       3,259,718
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20                               3,333,000       3,474,653
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19(1)         3,071,000       3,285,970
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14                                2,606,000       2,962,000
                                                                                                -------------
                                                                                                   12,982,341

TEXTILES, APPAREL & LUXURY GOODS--0.2%
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20                   2,633,000       2,916,048

CONSUMER STAPLES--2.8%

BEVERAGES--0.7%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39         1,192,000       1,809,153
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14                          824,000         906,577
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22(1)                                 2,949,000       2,961,524
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42                            1,910,000       1,980,057
                                                                                                -------------
                                                                                                    7,657,311
FOOD & STAPLES RETAILING--0.5%
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40                                                        845,000         781,510
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14                                              2,660,000       2,861,306
Kroger Co. (The), 5% Sr. Nts., 4/15/13                                              2,677,000       2,790,542
                                                                                                -------------
                                                                                                    6,433,358
FOOD PRODUCTS--0.9%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                                 980,000       1,039,822
8.50% Sr. Unsec. Nts., 6/15/19                                                      1,455,000       1,779,397

Kraft Foods, Inc.:                                                                  2,601,000       2,717,975
6% Sr. Unsec. Nts., 2/11/13
6.50% Sr. Unsec. Unsub. Nts., 2/9/40                                                1,690,000       2,080,784
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18                                3,180,000       3,454,275
                                                                                                -------------
                                                                                                   11,072,253

TOBACCO--0.7%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39                                  2,105,000       3,265,213
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41                                   1,831,000       1,970,531
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13                                2,925,000       3,117,088
                                                                                                -------------
                                                                                                    8,352,832

ENERGY--5.2%
ENERGY EQUIPMENT & SERVICES--1.4%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21                                           3,157,000       3,411,034
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18                      3,651,000       4,264,602

      16 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                                                 PRINCIPAL
                                                                                   AMOUNT           VALUE
                                                                                -------------   -------------
ENERGY EQUIPMENT & SERVICES CONTINUED
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14              $   2,633,000   $   2,921,890
Precision Drilling Corp.:                                                           1,380,000       1,449,000
6.50% Sr. Unsec. Nts., 12/15/21(1)
6.625% Sr. Unsec. Nts., 11/15/20                                                    1,330,000       1,399,825
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                                        2,921,000       3,112,565
                                                                                                -------------
                                                                                                   16,558,916

OIL, GAS & CONSUMABLE FUELS--3.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40                            2,075,000       2,352,544
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13(1)                          2,907,000       3,070,719
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20                         4,219,000       4,734,338
Energy Transfer Partners LP:                                                        2,402,000       2,450,729
4.65% Sr. Unsec. Unsub. Nts., 6/1/21
5.20% Sr. Unsec. Unsub. Nts., 2/1/22                                                  884,000         926,199
Enterprise Products Operating LLC, 4.85% Sr. Unsec. Unsub. Nts., 8/15/42            1,632,000       1,559,784
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13            4,797,000       4,991,350
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20                       2,933,000       3,086,983
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                                 2,876,000       3,163,744
Phillips 66, 4.30% Unsec. Nts., 4/1/22(1)                                           2,051,000       2,089,651
Plains All American Pipeline LP/PAA Finance Corp., 5.15% Sr. Unsec.
Unsub. Nts., 6/1/42                                                                 1,692,000       1,653,920
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19                             2,966,000       3,270,015
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14(1)      2,768,000       2,992,900
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15(1)              3,097,000       2,880,210

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22(1)                          1,521,000       1,510,140

Woodside Finance Ltd.:                                                              2,326,000       2,422,841
4.60% Sr. Unsec. Nts., 5/10/21(1)
5% Sr. Unsec. Nts., 11/15/13(1)                                                     2,974,000       3,124,315
                                                                                                -------------
                                                                                                   46,280,382

FINANCIALS--15.8%

CAPITAL MARKETS--3.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19(1)             4,750,000       5,085,018

Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                       2,839,000       2,650,363

Goldman Sachs Group, Inc. (The):                                                    2,592,000       2,569,600
5.25% Sr. Unsec. Nts., 7/27/21
5.75% Sr. Unsec. Nts., 1/24/22                                                      1,843,000       1,898,802
6.25% Sr. Nts., 2/1/41                                                              2,816,000       2,782,695

Macquarie Bank Ltd.:                                                                  979,000         987,298
5% Sr. Nts., 2/22/17(1)
6.625% Unsec. Sub. Nts., 4/7/21(1)                                                  4,420,000       4,442,847

Morgan Stanley:                                                                     2,513,000       2,455,872
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(1)
5.625% Sr. Unsec. Nts., 9/23/19                                                     7,183,000       7,108,361

      17 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                                         PRINCIPAL
                                                                           AMOUNT             VALUE
                                                                      ----------------  ---------------
CAPITAL MARKETS CONTINUED
Nomura Holdings, Inc.:
4.125% Sr. Unsec. Unsub. Nts., 1/19/16                                $      2,649,000  $     2,672,298
6.70% Sr. Unsec. Nts., 3/4/20                                                  271,000          293,654

Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24                       2,977,000        3,041,818

TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub.
Nts., 12/1/12                                                                3,242,000        3,289,904

UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13                           1,120,000        1,127,353
                                                                                        ---------------
                                                                                             40,405,883

COMMERCIAL BANKS--3.7%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts.,
12/21/12(1)                                                                  3,088,000        3,123,703

Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts.,
4/15/37                                                                      5,277,000        5,277,000

HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(2)                      7,850,000        7,403,806

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(1)                      5,320,000        5,269,465

Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts.,
Series B, 4/15/13                                                            1,818,000        1,880,354

Nordea Bank AB, 3.125% Sr. Nts., 3/20/17(1)                                  5,585,000        5,595,924

Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts.,
6/15/12                                                                      2,782,000        2,813,843

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(11)                                                                 7,928,000        8,671,250

Zions Bancorp:
7.75% Sr. Unsec. Nts., 9/23/14                                               2,529,000        2,770,823
4.50% Sr. Unsec. Unsub. Nts., 3/27/17                                        2,126,000        2,114,579
                                                                                        ---------------
                                                                                             44,920,747

CONSUMER FINANCE--1.1%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13                    2,690,000        2,816,688

Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19                              4,330,000        5,394,479

SLM Corp., 6.25% Sr. Nts., 1/25/16                                           4,580,000        4,766,415
                                                                                        ---------------
                                                                                             12,977,582

DIVERSIFIED FINANCIAL SERVICES--2.5%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts.,
1/24/22                                                                      3,201,000        3,393,636

Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17                     4,928,000        5,505,729

ING Bank NV:
3.75% Unsec. Nts., 3/7/17(1)                                                 3,098,000        3,071,215
5% Sr. Unsec. Nts., 6/9/21(1)                                                2,235,000        2,273,037

JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(11)                    9,819,000       10,794,243

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                     4,315,000        4,711,708
                                                                                        ---------------
                                                                                             29,749,568
INSURANCE--4.0%
American International Group, Inc., 3.80% Unsec. Nts.,
3/22/17                                                                      2,655,000        2,690,755

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec.
Bonds, 5/1/40                                                                  927,000        1,059,009

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21                                        2,178,000        2,324,320
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20                                      1,534,000        1,646,620

Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts.,
8/15/12(1)                                                                   2,685,000        2,721,927

International Lease Finance Corp., 5.75% Sr. Unsec.
Unsub. Nts., 5/15/16                                                         2,689,000        2,687,930

Irish Life & Permanent Group Holdings plc, 3.60% Sr.
Unsec. Unsub. Nts., 1/14/13(1)                                               1,900,000        1,862,000

     18 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                                         PRINCIPAL
                                                                           AMOUNT             VALUE
                                                                      ----------------  ---------------
INSURANCE CONTINUED

Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21(1)                    $      4,145,000  $     4,145,327

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds,
4/20/67                                                                      6,060,000        5,696,400

Prudential Covered Trust 2012-1, 2.997% Sec. Nts.,
9/30/15(1)                                                                   3,910,000        3,957,401

Swiss Re Capital I LP, 6.854% Perpetual Bonds(1),(11)                        6,303,000        5,954,034

Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20                           5,031,000        5,331,718

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub.
Nts., 3/15/16                                                                2,824,000        2,872,641

ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds,
5/9/37(1),(2)                                                                5,581,000        5,413,570
                                                                                        ---------------
                                                                                             48,363,652
REAL ESTATE INVESTMENT TRUSTS--1.2%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20                                           985,000        1,019,190
7% Sr. Unsec. Nts., 10/15/17                                                 2,465,000        2,874,873

Brandywine Operating Partnership LP, 5.75% Sr. Unsec.
Unsub. Nts., 4/1/12                                                          1,402,000        1,402,000

CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14                    2,798,000        2,895,888

Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13                        3,074,000        3,224,915

WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr.
Unsec. Nts., 6/2/14(1)                                                       2,683,000        2,964,160
                                                                                        ---------------
                                                                                             14,381,026

HEALTH CARE--1.1%

BIOTECHNOLOGY--0.3%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40                               1,783,000        1,868,639

Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41                        1,585,000        1,694,097
                                                                                        ---------------
                                                                                              3,562,736

HEALTH CARE PROVIDERS & SERVICES--0.5%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22(1)                       2,094,000        2,119,951

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41                            1,440,000        1,790,317

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40                      2,043,000        2,133,390
                                                                                        ---------------
                                                                                              6,043,658

PHARMACEUTICALS--0.3%
Mylan, Inc., 6% Sr. Nts., 11/15/18(1)                                        3,358,000        3,525,900

INDUSTRIALS--3.0%

AEROSPACE & DEFENSE--0.3%
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                            2,986,000        3,314,460

COMMERCIAL SERVICES & SUPPLIES--0.5%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                         3,171,000        3,472,245
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts.,
8/15/16                                                                      2,758,000        2,937,270
                                                                                        ---------------
                                                                                              6,409,515

INDUSTRIAL CONGLOMERATES--0.8%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                                     2,385,000        2,402,391
5.25% Sr. Unsec. Nts., 10/19/12                                                578,000          592,576
6.375% Unsec. Sub. Bonds, 11/15/67                                           6,149,000        6,287,353
                                                                                        ---------------
                                                                                              9,282,320

     19 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                                         PRINCIPAL
                                                                           AMOUNT             VALUE
                                                                      ----------------  ---------------
MACHINERY--1.1%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16(1)                    $      3,214,000  $     3,463,085

ITT Corp., 7.375% Unsec. Debs., 11/15/15                                     2,060,000        2,379,300

Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21                    1,566,000        1,698,247

Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22                     2,240,000        2,259,168

SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17(1)                                 2,616,000        2,877,600
                                                                                        ---------------
                                                                                             12,677,400
PROFESSIONAL SERVICES--0.0%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20                           489,000          526,286

ROAD & RAIL--0.3%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41                                      973,000        1,056,690

Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub.
Nts., 2/1/18                                                                 2,824,000        3,162,880
                                                                                        ---------------
                                                                                              4,219,570
INFORMATION TECHNOLOGY--1.3%
COMMUNICATIONS EQUIPMENT--0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts.,
3/15/41                                                                      1,294,000        1,483,350

COMPUTERS & PERIPHERALS--0.2%
Hewlett-Packard Co., 4.65% Sr. Unsec. Nts., 12/9/21                          2,337,000        2,448,631

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts.,
3/1/21                                                                       3,232,000        3,307,739

Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42                         1,196,000        1,158,918
                                                                                        ---------------
                                                                                              4,466,657
OFFICE ELECTRONICS--0.2%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13                                  2,655,000        2,779,026

SOFTWARE--0.4%
BMC Software, Inc., 4.25% Sr. Unsec. Nts., 2/15/22                           1,039,000        1,043,278

Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20                        3,686,000        3,765,396
                                                                                        ---------------
                                                                                              4,808,674

MATERIALS--3.0%

CHEMICALS--0.8%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41                                1,491,000        1,725,427

Airgas, Inc., 3.25% Sr. Nts., 10/1/15                                        5,417,000        5,638,490

Mosaic Co. (The), 4.875% Sr. Unsec. Unsub. Nts., 11/15/41                    1,973,000        1,968,569
                                                                                        ---------------
                                                                                              9,332,486

CONTAINERS & PACKAGING--0.6%
Crown Americas LLC/Crown Americas Capital Corp. III,
6.25% Sr. Unsec. Nts., 2/1/21                                                2,937,000        3,171,960

Rock-Tenn Co., 4.90% Sr. Unsec. Nts., 3/1/22(1)                              1,064,000        1,064,093

Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21(1)                         2,552,000        2,880,570
                                                                                        ---------------
                                                                                              7,116,623

METALS & MINING--1.5%
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22                         1,653,000        1,673,795

Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub.
Nts., 10/1/40                                                                  814,000          864,882

Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec.
Nts., 3/1/22                                                                 2,166,000        2,083,696

Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19                        4,741,000        5,392,888

Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12                      3,075,000        3,134,981

     20 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                                         PRINCIPAL
                                                                           AMOUNT             VALUE
                                                                      ----------------  ---------------
METALS & MINING CONTINUED
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                                 $      1,485,000  $     1,621,822
6% Sr. Unsec. Unsub. Nts., 10/15/15                                          2,214,000        2,444,214
7.25% Sr. Unsec. Unsub. Nts., 7/15/12                                        1,069,000        1,088,822

Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub.
Bonds, 11/15/16(1)                                                              52,000           58,462
                                                                                        ---------------
                                                                                             18,363,562

PAPER & FOREST PRODUCTS--0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts.,
11/15/41                                                                     1,318,000        1,431,468

TELECOMMUNICATION SERVICES--2.8%

DIVERSIFIED TELECOMMUNICATION SERVICES--2.6%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                                  3,885,000        4,568,519

British Telecommunications plc, 9.875% Bonds, 12/15/30                       1,796,000        2,643,590

CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42                     2,333,000        2,193,104

Frontier Communications Corp., 8.25% Sr. Unsec. Nts.,
4/15/17                                                                      3,254,000        3,514,320

Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15                          3,227,000        3,756,315

Telecom Italia Capital SA:
7.175% Sr. Unsec. Unsub. Nts., 6/18/19                                       3,971,000        4,248,970
7.721% Sr. Unsec. Unsub. Nts., 6/4/38                                        1,262,000        1,236,760

Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts.,
2/16/21                                                                      4,450,000        4,332,124

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
2/15/38                                                                      1,690,000        2,048,253

Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17                     2,881,000        3,190,708
                                                                                        ---------------
                                                                                             31,732,663

WIRELESS TELECOMMUNICATION SERVICES--0.2%
America Movil SAB de CV, 6.125% Sr. Unsec. Unsub. Nts.,
3/30/40                                                                      1,413,000        1,650,141

UTILITIES--2.1%

ELECTRIC UTILITIES--1.3%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(1)                     2,716,000        2,721,332

Edison International, 3.75% Sr. Unsec. Unsub. Nts.,
9/15/17                                                                      2,470,000        2,593,878

Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts.,
8/15/13                                                                      2,763,000        2,811,043

Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12                       2,860,000        2,860,000

Oncor Electric Delivery Co., 7% Debs., 9/1/22                                  533,000          647,802

PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21(1)                      4,036,000        4,359,655
                                                                                        ---------------
                                                                                             15,993,710

ENERGY TRADERS--0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13                             2,889,000        3,075,962

GAS UTILITIES--0.2%
Southwest Gas Corp., 3.875% Sr. Unsec. Unsub. Nts.,
4/1/22                                                                       2,095,000        2,140,629

MULTI-UTILITIES--0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20                              2,682,000        2,942,192

Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts.,
12/15/41                                                                       746,000          747,283
                                                                                        ---------------
                                                                                              3,689,475
                                                                                        ---------------
Total Corporate Bonds and Notes (Cost $516,252,277)                                         532,462,921

     21 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)


                                                                           SHARES             VALUE
                                                                      ----------------  ---------------
INVESTMENT COMPANY--14.0%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.22%(12),(13) (Cost $168,559,404)                                         168,559,404  $   168,559,404

TOTAL INVESTMENTS, AT VALUE (COST $1,583,196,729)                                134.6%   1,621,533,485

Liabilities in Excess of Other Assets                                            (34.6)    (417,153,874)
                                                                      ----------------  ---------------
Net Assets                                                                       100.0% $ 1,204,379,611
                                                                      ================  ===============

Footnotes to Statement of Investments

* March 30, 2012 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $172,429,213 or 14.32% of the Fund's net assets as of March 30, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of March 30, 2012 was $5,364,457, which represents 0.45% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                     UNREALIZED
                                                          ACQUISITION                               APPRECIATION
SECURITY                                                     DATE          COST         VALUE      (DEPRECIATION)
-------------------------------------------------------  -------------  -----------  ------------  ---------------
Exeter Automobile Receivables Trust, Automobile
Receivable Nts., Series 2012-1A, Cl. A, 2.02%, 8/15/16         2/23/12  $ 2,346,125  $  2,345,643  $          (482)

JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates, Series
2007-LDPX, Cl. A2S2, 5.187%, 1/1/49                            7/14/10      230,034       236,440            6,406

NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD,
3.405%, 1/25/29                                                8/10/10    1,703,335       140,053       (1,563,282)

Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A, Cl. D,
3.10%, 5/15/17                                           2/4/11-2/9/12    2,651,500     2,642,321           (9,179)
                                                                        -----------  ------------  ---------------
                                                                        $ 6,930,994  $  5,364,457  $    (1,566,537)
                                                                        ===========  ============  ===============

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 30, 2012. See accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $37,971,237 or 3.15% of the Fund's net assets as of March 30, 2012.

6. The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $360,813 or 0.03% of the Fund's net assets as of March 30, 2012.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

9. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,128,374. See accompanying Notes.

10.   Zero coupon bond reflects effective yield on the date of purchase.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

     22 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES             GROSS          GROSS           SHARES
                                                 DECEMBER 30, 2011(a)     ADDITIONS     REDUCTIONS    MARCH 30, 2012
                                                 --------------------   ------------  -------------  ---------------
Oppenheimer Institutional Money Market Fund,
Cl. E                                                     216,745,143     88,022,855    136,208,594      168,559,404

                                                                                             VALUE           INCOME
                                                                                      -------------  ---------------
Oppenheimer Institutional Money Market Fund,
Cl. E                                                                                 $ 168,559,404  $       101,185

a. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

13.   Rate shown is the 7-day yield as of March 30, 2012.

FUTURES CONTRACTS AS OF MARCH 30, 2012 ARE AS FOLLOWS:

                                                                                          UNREALIZED
                                              NUMBER OF    EXPIRATION                    APPRECIATION
CONTRACT DESCRIPTION              BUY/SELL    CONTRACTS        DATE         VALUE       (DEPRECIATION)
-------------------------------  ----------  -----------  ------------  -------------  -----------------

U.S. Long Bonds                         Buy          209       6/20/12  $  28,789,750  $        (590,709)

U.S. Treasury Nts., 2 yr.              Sell          632       6/29/12    139,128,876             49,193

U.S. Treasury Nts., 5 yr.              Sell          485       6/29/12     59,431,446            196,417

U.S. Treasury Nts., 10 yr.             Sell          365       6/20/12     47,261,797           (158,307)

U.S. Treasury Ultra Bonds               Buy          329       6/20/12     49,668,719         (2,090,414)
                                                                                       -----------------
                                                                                       $      (2,593,820)
                                                                                       =================

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. The last day of the Fund's quarterly period was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 30, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                    WHEN-ISSUED OR DELAYED DELIVERY
                                         BASIS TRANSACTIONS
                                 ------------------------------------
Purchased securities             $                        432,973,060

Sold securities                                            10,100,933

     23 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 30, 2012 is as follows:

Cost                                 $ 1,703,335
Market Value                         $   140,053
Market Value as a % of Net Assets           0.01%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

     24 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                             STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
Corporate debt, government debt,          Reported trade data,broker-dealer price quotations,
municipal, mortgage-backed and asset-     benchmark yields, issuer spreads on comparable securities,
backed securities                         the credit quality, yield, maturity, and
                                          other appropriate factors.

Loans                                     Information obtained from market
                                          participants regarding reported
                                          trade data and broker-dealer price
                                          quotations.

Event-linked bonds                        Information obtained from market
                                          participants regarding reported
                                          trade data and broker-dealer price
                                          quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair

     25 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 30, 2012 based on valuation input level:

                                                                                    LEVEL 3--
                                              LEVEL 1--         LEVEL 2--          SIGNIFICANT
                                            UNADJUSTED      OTHER SIGNIFICANT     UNOBSERVABLE
                                           QUOTED PRICES    OBSERVABLE INPUTS        INPUTS              VALUE
                                          ---------------  -------------------  ----------------  -----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities                   $            --  $       119,876,012  $             --  $     119,876,012
Mortgage-Backed Obligations                            --          750,504,655                --        750,504,655
U.S. Government Obligations                            --           50,130,493                --         50,130,493
Corporate Bonds and Notes                              --          532,462,921                --        532,462,921
Investment Company                            168,559,404                   --                --        168,559,404
                                          ---------------  -------------------  ----------------  -----------------
Total Investments, at Value                   168,559,404        1,452,974,081                --      1,621,533,485
OTHER FINANCIAL INSTRUMENTS:
Futures margins                                   231,316                   --                --            231,316
                                          ---------------  -------------------  ----------------  -----------------
Total Assets                              $   168,790,720  $     1,452,974,081  $             --  $   1,621,764,801
                                          ---------------  -------------------  ----------------  -----------------

     26 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

                                                                                    LEVEL 3--
                                              LEVEL 1--         LEVEL 2--          SIGNIFICANT
                                            UNADJUSTED      OTHER SIGNIFICANT     UNOBSERVABLE
                                           QUOTED PRICES    OBSERVABLE INPUTS        INPUTS              VALUE
                                          ---------------  -------------------  ----------------  -----------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                           $      (800,853) $                --  $             --  $        (800,853)
                                          ---------------  -------------------  ----------------  -----------------
Total Liabilities                         $      (800,853) $                --  $             --  $        (800,853)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

     27 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 30, 2012, the Fund had an ending monthly average market value of $103,010,695 and $237,339,837 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

RESTRICTED SECURITIES

As of March 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

     28 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Core Bond Fund (Underlying Fund)

STATEMENT OF INVESTMENTS As of March 30, 2012* (Unaudited)

Federal tax cost of securities            $   1,583,406,286
Federal tax cost of other investments          (164,769,830)
                                          -----------------
Total federal tax cost                    $   1,418,636,456
                                          =================

Gross unrealized appreciation             $      49,177,324
Gross unrealized depreciation                   (13,643,945)
                                          -----------------
Net unrealized appreciation               $      35,533,379
                                          =================

     29 | Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

By:  /s/ William F. Glavin, Jr.
     ----------------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 6/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr.
     ----------------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 6/11/2012

By:  /s/ Brian W. Wixted
     ----------------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 6/11/2012